Securities and Exchange Commission
Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 4, 2010

KINGOLD JEWELRY, INC.
(Name of Registrant as specified in its charter)

Delaware	001-15819	13-3883101
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

40 Wall Street, 58th Floor
New York, NY 10005
(212) 509-1700
(Address and telephone number of principal executive offices)

ACTIVEWORLDS CORP.
(Former Name of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes In Registrant's Certifying Accountant.

On January 28, 2010, Kingold Jewelry, Inc. (formerly, Activeworlds Corp). (the “Company”) was notified by PKF, P.C. (“PKF”), its independent registered public accounting firm, that PKF was resigning as the independent registered public accounting firm of the Company, as a result of the completion of the Company’s reverse acquisition of Dragon Lead Group, Limited.  On February 4, 2010, the Company engaged Baker Tilly Hong Kong Limited (“Baker Tilly”), as the Company’s independent registered public accounting firm.   The decision to change our independent registered public accounting firm was approved by the Board of Directors.

During the years ended December 31, 2007 and December 31, 2008 through the engagement of Baker Tilly, as the Company’s independent registered public accounting firm, neither the Company nor anyone on its behalf consulted Baker Tilly with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement, as described in Item 304 of Regulation S-K (“Regulation S-K”) promulgated by the Securities and Exchange Commission (the “SEC”), or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

PKF performed the audit of the Company’s consolidated financial statements for the years ended December 31, 2007 and December 31, 2008, PKF’s report did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to  audit scope, or accounting principles.

During the years ended December 31, 2007 and December 31, 2008, through January 28,  2010, there were no (i) disagreements between the Company and PKF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused PKF to make reference to the subject matter of such disagreements in connection with its report, or (ii) “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has furnished PKF with a copy of this report prior to filing with the SEC and requested that PKF furnish it with a letter addressed to the SEC stating whether or not it agreed with the statements made by the Company in this report insofar as they relate to PKF’s audit services and engagement as the Company’s independent registered public accounting firm.   Such letter is attached as Exhibit 16 hereto.

Item 9.01 —Exhibits

Exhibits

Exhibit	Description
16	Letter from PKF, P.C.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 18, 2010

KINGOLD JEWELRY, INC.

By:	/s/ Jia Zhi Hong
Name: Jia Zhi Hong
Title: Chief Executive Officer